Office Use Only
        DEAN HELLER           Articles of Incorporation
        Secretary of State       (PURSUANT TO NRS 78)       FILED # C31265-99

[Seal]  101 North Carson Street, Suite 3                        DEC 10 1999
        Carson City, nevada 89701-4755
        (775) 684 5708                                  IN THE OFFICE OF
                                                        /s/ Dean Heller
                                                  DEAN HELLER SECRETARY OF STATE

        Important: Read attached instructions before completing form.

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1. Name of
   Corporation:           Silver River Ventures, Inc.
------------------------------------------------------------------------------------------------------------------------------------
2. Resident Agent
   Name and Street        Resident Agents of Nevada
   Address:               -----------------------------------------------------
   (must be a             Name
   Nevada                 711 S. Carson St. #4 Carson City, NEVADA   89701
   address where          -----------------------------------------------------
   process                Street Address             City           Zip Code
   may be served)
------------------------------------------------------------------------------------------------------------------------------------
3. Shares:
   (No. of                Number of shares                            Number of shares
   shares                 with par value: 50,000,000 Par value: .001  without par value:____________
   corporation
   authorized to
   issue)
------------------------------------------------------------------------------------------------------------------------------------
4. Governing Board:
   (Check one)            Shall be styled as X   directors or ____ Trustees
------------------------------------------------------------------------------------------------------------------------------------
   Names,                 The First Board of Directors/Trustees shall consist of 1 members whose names and addresses are as follows:
   Addresses,
   Number                 David A.  Miller
   of Board of            ------------------------------------------------------    ------------------------------------------------
   Directors/Trustees:    Name                                                      Name
                          1408 Westwood Ct., Sandpoint  Id 83864
                          ------------------------------------------------------    ------------------------------------------------
                          Address              City, State, Zip                     Address           City, State, Zip
------------------------------------------------------------------------------------------------------------------------------------
5. Purpose:               The purpose of this Corporation shall be:
   (optional-see
   instructions)
------------------------------------------------------------------------------------------------------------------------------------
6. Other Matters:
   (See Instructions)     Number of additional pages attached:__________
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7. Names, Address
   and Signature of       David A. Miller
   Incorporators:         ------------------------------------------------------    ------------------------------------------------
   (Signatures must be    Name                                                      Name
   notarized)             1408 Westwood Ct., Sandpoint  Id 83864
   Attach                 ------------------------------------------------------    ------------------------------------------------
   additional             Address              City, State, Zip                     Address           City, State, Zip
   pages if
   there are more         /s/ David A. Miller
   than 2                 ------------------------------------------------------    ------------------------------------------------
   incorporators.                        Signature                                                 Signature
------------------------------------------------------------------------------------------------------------------------------------
Notary:                   This instrument was acknowledged before me on             This instrument was acknowledged before me on

                          December 10th, 1999                                    by                                               by
                          ------------------------------------------------------    ---------------------------------------------
                          David A. Miller
                          ------------------------------------------------------    ---------------------------------------------
                                           Name of Person                                             Name of Person

                          As incorporator                                           As incorporator

                          of Silver River Ventures, Inc.                            of
                             ---------------------------------------------------       ------------------------------------------
                          (Name of party on behalf of whom Instrument executed)     (Name of party on behalf of whom Instrument
                                                                                     executed)

                          /s/ Linda K. Dunn
                          ------------------------------------------------------    ---------------------------------------------
                                      Notary Public Signature                                   Notary Public Signature

                          [Stamp] Commission Expires: 12-7-2000

                                             [NOTARY SEAL]

                                     (affix notary stamp or seal)                               (affix notary stamp or seal)
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8. Certificate of         I, Resident Agents of Nevada, Inc. hereby accept appointment as Resident Agent for the above named
   Acceptance of          corporation.
   Appointment of
   Resident Agent:        /s/ Diane E. Kalinowski                                   12/10/99
                          ------------------------------------------------------    ---------------------------------------------
                          Signature of Resident Agent                               Date
------------------------------------------------------------------------------------------------------------------------------------

This form must be accompanied by appropriate fees.  See attached fee schedule.

                                                            FILED
                                                     IN THE OFFICE OF THE
                                                  SECRETARY OF STATE OF THE
                                                       STATE OF NEVADA

                                                        MAY 09 2000
                                                       No. C31265-99
                                                      /s/ Dean Heller
                                               DEAN HELLER, SECRETARY OF STATE

                         CERTIFICATE PURSUANT TO 78.209

May 9, 2000

The Secretary of State
State of Nevada

Dear Sir or Madam:

I, Dale F. Miller, President of Silver River Ventures, Inc. (the "Corporation"), acknowledge that the undersigned, being all of the directors of the Corporation, hereby consent and adopt the following resolutions by written consent pursuant to Section 78.315 of the Nevada General Corporation Law. These changes are adopted by the Board of Directors without obtaining the approval of the stockholders pursuant to Section 78.207 of the Nevada General Corporation Law. These changes are effective upon filing of this certificate.

      RESOLVED, that the Corporation shall effectuate a 1.5784 for 1 share forward split of its shares of common stock outstanding.

      FURTHER RESOLVED, that the Corporation shall increase the number of authorized shares of capital stock from 50,000,000 shares to 78,920,000 shares in accordance with Section 78.209(1) of the Nevada General Corporation Law.

The current number of authorized shares
with par value is:                                      50,000,000 common

The current par value is:                               $0.001

The current number of shares issued and
outstanding with par value is:                          6,969,000 common

After the change:

The number of authorized shares
with par value is:                                      78,920,000 common

The par value is:                                       $0.001

The number of shares issued and
outstanding with par value is:                          10,999,859 common

IN WITNESS WHEREOF, the undersigned have duly executed this Certificate as of the 9th day of May, 2000.

                                                /s/ Dale F.  Miller
                                                --------------------------------
                                                Dale F. Miller
                                                President/Director

                                                /s/ David A.  Miller
                                                --------------------------------
                                                David A.  Miller
                                                Secretary/Director

                                                /s/ Jeanne B.  Miller
                                                --------------------------------
                                                Jeanne B.  Miller
                                                Director

STATE OF IDAHO   )
                 ) ss
County of Bonner )

      On this 9th day of MAY, 2000, before me, the undersigned Notory Public, personally appeared DALE F. MILLER, JEANNE B. MILLER and DAVID A. MILLER known to me to be the same persons whose names are subscribed to the within instrument as Directors of Silver River Ventures, Inc., and they duly acknowledge to me that they executed the same freely and voluntarily for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at Sandpoint, Idaho, the day and year in this Certificate first above written.

                                           /s/ Leah C. Goughnour
                                           -------------------------------------
                                           Notory Public in and for the State of
                                           Idaho

Residing at: Bonner Co. Idaho

My commission expires: 6/18/04                       [NOTARY SEAL]

                                                               FILED
                                                      IN THE OFFICE OF THE
                                                     SECRETARY OF STATE OF THE
                                                         STATE OF NEVADA

                                                           OCT 13 2000
                                                          No. C31265-99
                                                        /s/ Dean Heller
                                                 DEAN HELLER, SECRETARY OF STATE

                         CERTIFICATE PURSUANT TO 78.209

October 13, 2000

The Secretary of State
State of Nevada

Dear Sir or Madam:

I, Dale F. Miller, President of Silver River Ventures, Inc. (the "Corporation"), acknowledge that the holders of a majority, (86%), of the issued and outstanding shares of common stock of the Corporation did, by written consent, on October 11, 2000, duly adopt the following resolutions pursuant to Sections 78.207 and
78.230 of the Nevada General Corporation Law. These changes shall be effective upon filing of this certificate pursuant to section 78.209 of the Nevada General Corporation Law.

      RESOLVED, that the Corporation shall increase the number of authorized shares of capital stock from 78,920,000 shares of common stock with a par value of $0.001 per share to 100,000,000 shares of common stock with a par value of $0.001 per share.

      RESOLVED, that the Corporation shall effectuate a 0.18182 for 1 share reverse split of its shares of common stock outstanding.

      FURTHER RESOLVED, any fractional shares created as a result of the reverse stock split of the Company's outstanding shares shall be cancelled, and no consideration shall be given for such cancelled fractional shares.

The current number of authorized shares
with par value is:                                      78,920,000 common

The current par value is:                               $0.001

The current number of shares issued and
outstanding with par value is:                          10,999,859 common

After the change:

The number of authorized shares
with par value is:                                      100,000,000 common

The par value is:                                       $0.001

The number of shares issued and
outstanding with par value is:                          1,999,975 common

IN WITNESS WHEREOF, the undersigned have duly executed this Certificate as of the 13 day of October, 2000.

                                                 /s/ Dale F. Miller
                                                 ------------------------------
                                                 Dale F.  Miller
                                                 President/Director

                                                 /s/ David A. Miller
                                                 ------------------------------
                                                 David A.  Miller
                                                 Secretary/director

STATE OF IDAHO   )
                 ) ss
County of Bonner )

      On this 13th day of October, 2000, before me, the undersigned Notary Public, personally appeared DALE F. MILLER, known to me to be the same person whose name is subscribed to the within instrument as President of Silver River Ventures, Inc., and he duly acknowledged to me that he executed the same freely and voluntarily for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at Clark Fork, Idaho, the day and year in this Certificate first above written.

                                           /s/ Linda V. Reed
                                           -------------------------------------
                                           Notory public in and for the State of
                                           Idaho

Residing at: Clark Fork

My commission expires: 2/20/2003                     [NOTARY SEAL]

       DEAN HELLER
       Secretary of State                                  Entity #
[SEAL] 204 North Carson Street, Suite 1                    C31265-1999
       Carson City, Nevada 89701-4299
       (775) 684 5708                                      Document Number
       Website: secretaryofstate.biz                       20060040696-83

-----------------------------------                        Date Filed:
     Certificate of Amendment                              1/25/2006 10:30:15 AM
(PURSUANT TO NRS 78.385 AND 78.390)                        In the office of
-----------------------------------
                                                           /s/ Dean Heller

                                                           Dean Heller
                                                           Secretary of State

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations

          (Pursuant To NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Silver River Ventures, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article #1 - is amended to read:

"The name of the corporation is BioForce Nanosciences Holdings, Inc."

Article #3 - is amended to read:

"SHARES: The number of shares the corporation is authorized to issue is 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. Preferred shares may be issued from time to time in one or more series in the discretion of the board of directors. The board has the authority to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of Incorporation have voted in favor of the amendment is: 1,746,610 shares (87.3%) voting for

4. Effective date of filing (optional): 1/31/06
                                                   (must not be later than 90
                                                    days after the certification
                                                    is filed)
5. Officer Signature (required): /s/ Nancy Ah Chong

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.